Exhibit 99.4

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of June 30, 2013 has been prepared as if the significant transactions during the third quarter of 2013 (noted herein) had occurred as of June 30, 2013. Our pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and six months ended June 30, 2013 have been prepared based on our historical financial statements as if the significant investments and related financings and significant disposition (noted herein) had occurred on January 1, 2012. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2012 on amounts that have been recorded in our historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information should be read in conjunction with our historical condensed consolidated financial statements and notes thereto of our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2013. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on June 30, 2013, or results of operations had the significant transactions occurred on January 1, 2012, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

June 30, 2013

(in thousands)

		Pro Forma
		Adjustments
				Fairmont
	CWI	Other 2013		Sonoma
	Historical	Transactions		Mission Inn & Spa		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$458,857	$-		$91,750	A	$550,607
Accumulated depreciation	(6,157)	-		-		(6,157)
Net investments in hotels	452,700	-		91,750		544,450
Equity investments in real estate	45,044	(20,818)	A	-		24,226
Net investments in real estate	497,744	(20,818)		91,750		568,676
Cash	93,445	22,630	A	(76,647)	A	80,105
				44,000	A
				(505)	A
				(2,818)	A
Due from affiliates	25	-		-		25
Accounts receivable	1,828	-		75	A	1,903
Restricted cash	11,835	-		-		11,835
Other assets	14,063	-		1,229	A	15,797
		-		505	A
Total assets	$618,940	$1,812		$57,589		$678,341

Liabilities and Equity
Liabilities:
Non-recourse debt	$297,373	$-		$44,000	A	$341,373
Accounts payable, accrued expenses and other liabilities	11,547	-		3,604	A	15,151
Due to affiliates	2,862	-		-		2,862
Distributions payable	3,755	-		-		3,755
Total liabilities	315,537	-		47,604		363,141
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	37	-		-		37
Additional paid-in capital	330,003	-		-		330,003
Distributions in excess of accumulated (losses) earnings	(27,710)	1,812	A	(1,853)	A	(27,751)
Accumulated other comprehensive income	882	-		-		882
Less, treasury stock at cost	(338)	-		-		(338)
Total CWI stockholders’ equity	302,874	1,812		(1,853)		302,833
Noncontrolling interests	529	-		12,803	A	12,367
				(965)	A
Total equity	303,403	1,812		9,985		315,200
Total liabilities and equity	$618,940	$1,812		$57,589		$678,341

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended December 31, 2012

(in thousands except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
						Fairmont		Weighted
	CWI	2012		Other 2013		Sonoma		Average
	Historical	Acquisitions		Transactions		Mission Inn & Spa		Shares		Pro Forma
Hotel Revenues
Rooms	$8,906	$18,401	B	$56,546	B	$17,491	B			$101,344
Food and beverage	2,671	3,295	B	5,376	B	10,471	B			21,813
Other hotel income	1,395	2,245	B	2,960	B	6,393	B			12,993
Total Hotel Revenues	12,972	23,941		64,882		34,355				136,150
Other real estate income	64	-		-		-				64
Total Revenues	13,036	23,941		64,882		34,355				136,214
Operating Expenses
Hotel Expenses
Rooms	2,508	3,732	C	12,315	C	4,829	C			23,384
Food and beverage	2,160	2,942	C	4,512	C	8,982	C			18,596
Other hotel operating expenses	817	810	C	1,506	C	5,402	C			8,535
General and administrative	1,269	2,339	C	5,134	C	3,529	C			12,271
Sales and marketing	1,191	2,593	C	7,210	C	2,456	C			13,450
Repairs and maintenance	679	963	C	2,312	C	1,312	C			5,266
Utilities	635	807	C	2,099	C	1,006	C			4,547
Management fees	199	749	C	1,562	C	1,031	C			3,541
Property taxes, insurance and rent	676	1,038	C	2,911	C	1,194	C			5,819
Depreciation and amortization	1,392	3,558	C	9,884	C	4,113	C			18,947
Total Hotel Expenses	11,526	19,531		49,445		33,854				114,356
Other Operating Expenses
Acquisition-related expenses	5,549	(5,143)	D	(97)	D	-				309
Management expenses	689	-		-		-				689
Corporate general and administrative expenses	2,475	-		-		-				2,475
Asset management fees to affiliate	601	680	E	1,419	E	482	E			3,182
Total Other Operating Expenses	9,314	(4,463)		1,322		482				6,655
Operating (Loss) Income	(7,804)	8,873		14,115		19				15,203
Other Income and (Expenses)
Net income (loss) from equity investments in real estate	1,611	(840)	F	(1,812)	F	-				(1,041)
Other income	85	-		-		-				85
Bargain purchase gain	3,809	(3,809)	G	-		-				-
Interest expense	(1,199)	(3,090)	H	(9,716)	H	(1,797)	H			(15,802)
	4,306	(7,739)		(11,528)		(1,797)				(16,758)
(Loss) Income from Operations Before Income Taxes	(3,498)	1,134		2,587		(1,778)				(1,555)
Provision for income taxes	(344)	(101)	I	(441)	I	(50)	I			(936)
Net (Loss) Income	(3,842)	1,033		2,146		(1,828)				(2,491)
Loss (income) attributable to noncontrolling interests	1,119	(259)	J	-		1,828	J			2,688
Net (Loss) Income Attributable to CWI Stockholders	$(2,723)	$774		$2,146		$-				$197
Basic and Diluted Net (Loss) Income Per Share	$(0.29)									$0.01
Basic and Diluted Weighted Average Shares Outstanding	9,323,705							20,577,000	K	29,900,705

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2013

(in thousands except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
				Fairmont		Weighted
	CWI	Other 2013		Sonoma		Average
	Historical	Transactions		Mission Inn & Spa		Shares		Pro Forma
Hotel Revenues
Rooms	$26,185	$14,649	B	$6,875	B			$47,709
Food and beverage	3,884	2,228	B	4,189	B			10,301
Other hotel income	2,245	1,148	B	2,572	B			5,965
Total Revenues	32,314	18,025		13,636				63,975
Operating Expenses
Hotel Expenses
Rooms	5,985	3,484	C	2,281	C			11,750
Food and beverage	2,877	1,747	C	3,963	C			8,587
Other hotel operating expenses	1,077	566	C	2,320	C			3,963
General and administrative	2,722	1,482	C	1,769	C			5,973
Sales and marketing	3,466	1,488	C	1,342	C			6,296
Repairs and maintenance	1,254	628	C	679	C			2,561
Utilities	1,139	607	C	471	C			2,217
Management fees	710	317	C	409	C			1,436
Property taxes, insurance and rent	1,655	1,088	C	648	C			3,391
Depreciation and amortization	4,779	2,945	C	2,056	C			9,780
Total Hotel Expenses	25,664	14,352		15,938				55,954
Other Operating Expenses
Acquisition-related expenses	11,866	(11,313)	D	(408)	D			145
Management expenses	523	-		-				523
Corporate general and administrative expenses	1,847	-		-				1,847
Asset management fees to affiliate	951	395	E	241	E			1,587
Total Other Operating Expenses	15,187	(10,918)		(167)				4,102
Operating (Loss) Income	(8,537)	14,591		(2,135)				3,919
Other (Expenses) and Income
Net income (loss) from equity investments in real estate	482	(672)	F	-				(190)
Interest expense	(3,836)	(3,331)	H	(934)	H			(8,101)
	(3,354)	(4,003)		(934)				(8,291)
(Loss) Income from Operations Before Incomes Taxes	(11,891)	10,588		(3,069)				(4,372)
(Provision for) benefit from income taxes	(547)	(29)	I	432	I			(144)
Net (Loss) Income	(12,438)	10,559		(2,637)				(4,516)
Loss attributable to noncontrolling interests	78	-		2,637	J			2,715
Net (Loss) Income Attributable to CWI Stockholders	$(12,360)	$10,559		$-				$(1,801)
Basic and Diluted Net Loss Per Share	$(0.49)							$(0.05)
Basic and Diluted Weighted Average Shares Outstanding	25,075,110					8,650,409	K	33,725,519

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1. Basis of Presentation

The condensed consolidated statement of operations for the year ended December 31, 2012 was derived from our historical audited consolidated financial statements as of and for the year ended December 31, 2012, included in our Annual Report on Form 10-K for the year ended December 31, 2012. The pro forma condensed consolidated balance sheet as of June 30, 2013 and the pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2013.

Note 2. Historical Acquisitions

2012 Acquisitions

On May 31, 2012, June 8, 2012, July 9, 2012 and December 6, 2012, we acquired controlling interests in four hotels: Hampton Inn Boston Braintree, Hilton Garden Inn New Orleans French Quarter/CBD, Lake Arrowhead Resort and Spa, and Courtyard San Diego Mission Valley, respectively. Additionally, on October 3, 2012, we entered into the Westin Atlanta Venture, which we account for under the equity method of accounting (collectively, our “2012 Acquisitions”).

Our 2012 Acquisitions are reflected in our historical condensed consolidated statement of operations for the duration of the six months ended June 30, 2013 and for a portion of the year ended December 31, 2012, reflecting their results of operations from their respective dates of acquisition through the end of each period presented. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Other 2013 Transactions

On February 14, 2013, March 12, 2013, May 29, 2013 and June 6, 2013, we acquired controlling interests in the Hilton Southeast Portfolio (which is comprised of five select-service hotels), the Courtyard Pittsburgh Shadyside, the Hutton Hotel Nashville and the Holiday Inn Manhattan 6th Avenue Chelsea, respectively (collectively, our “Other 2013 Acquisitions” and, with the disposition described below, the “Other 2013 Transactions”).

All of the transactions noted above are reflected in our historical condensed consolidated balance sheet at June 30, 2013 and, therefore, no pro forma adjustments to our historical condensed consolidated balance sheet as of June 30, 2013 were required. In addition, the transactions noted above are reflected in our historical condensed consolidated statement of operations for the six months ended June 30, 2013 reflecting their results of operations from their respective dates of acquisition through June 30, 2013. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million. The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

On August 13, 2013, we acquired the Marriott Raleigh City Center for $83.0 million and obtained a non-recourse mortgage loan of $51.5 million. Given the timing of this acquisition; however, it was not feasible to include pro forma financial information for this investment in this filing.

Note 3. Pro Forma Adjustments

A.  Investments and Disposition

Fairmont Sonoma Mission Inn & Spa

On July 10, 2013, we acquired through a wholly-owned subsidiary a 75% interest in a newly-formed joint venture owning the Fairmont Sonoma Mission Inn & Spa with Fairmont Hotels & Resorts, the property owner and an unaffiliated third party. The joint venture acquired real estate assets totaling $91.8 million. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year, which is payable after Fairmont Hotels & Resorts receives $150,000 in cumulative distributions. The resort will be

Notes to Pro Forma Condensed Consolidated Financial Statements

managed by Fairmont Hotels & Resorts (Maryland) LLC, an unrelated third party. In connection with this acquisition, we expensed acquisition costs of $2.8 million (including $1.0 attributable to noncontrolling interest), which are reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of June 30, 2013. The pro forma adjustment on the balance sheet at June 30, 2013 also reflects the fair value of the noncontrolling interest at the date of acquisition of $12.8 million. Our pro forma loss attributable to noncontrolling interests would be approximately $1.8 million and $2.6 million for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively, based upon our preferred equity interest calculation.

The resort is currently undergoing a renovation that commenced, prior to our ownership, in September 2012 and is expected to total $8.4 million. The estimated remaining renovations of $2.6 million will be funded through our cash accounts and include $1.8 million to complete the refurbishment of guestrooms and public space, which is currently anticipated to be completed in the fourth quarter of 2013, and $0.8 million to complete the renovation of the spa, which is currently anticipated to be completed in the second quarter of 2014.

In connection with the acquisition, we obtained a mortgage loan of $44.0 million. The stated interest rate of one-month LIBOR plus 2.5% has effectively been fixed at approximately 4.1% through an interest rate swap agreement, maturing on July 10, 2018, which is the maturity date of the loan. We capitalized $0.5 million of deferred financing costs related to this loan.

Prior to our acquisition of the property, Fairmont Hotels & Resorts (the “Successor”) acquired the Fairmont Sonoma Mission Inn & Spa from SMI Real Estate, LLC (the “Predecessor”) on March 9, 2012.

The following table presents a summary of assets acquired in this business combination, at the date of acquisition (in thousands):

Fairmont
Sonoma
Mission Inn & Spa
Acquisition consideration
CWI Cash consideration	$76,647
Assets and liabilities acquired at fair value:
Land	$17,657
Building	66,423
Building and site improvements	-
Furniture, fixtures and equipment	7,670
Accounts receivable	75
Other assets	1,229
Accounts payable, accrued expenses, and other liabilities	(3,604)
Investments in real estate	89,450
Contributions from noncontrolling interests	(12,803)
$76,647

Other 2013 Transactions

On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million. We made an adjustment to reflect a pro forma gain of approximately $1.8 million. The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

Notes to Pro Forma Condensed Consolidated Financial Statements

B.  Hotel Revenue

The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the six months ended June 30, 2013 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Pre-Acquisition Historical
	Year Ended December 31, 2012

	2012	Other 2013	Fairmont Sonoma Mission Inn & Spa
	Acquisitions	Acquisitions	Predecessor	Successor	Total
Rooms	$18,401	$56,546	$1,639	$15,852	$17,491
Food and beverage	3,295	5,376	1,087	9,384	10,471
Other hotel income	2,245	2,960	914	5,479	6,393
	$23,941	$64,882	$3,640	$30,715	$34,355

(Dollars in thousands)

	Pre-Acquisition Historical
	Six Months Ended June 30, 2013
		Fairmont Sonoma
	Other 2013	Mission Inn & Spa
	Acquisitions	(Successor)
Rooms	$14,649	$6,875
Food and beverage	2,228	4,189
Other hotel income	1,148	2,572
	$18,025	$13,636

Notes to Pro Forma Condensed Consolidated Financial Statements

C.  Hotel Expenses

Pre-Acquisition Historical Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization, sales and marketing, and management fees as illustrated below. The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the six months ended June 30, 2013 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Pre-Acquisition Historical
	Year Ended December 31, 2012

	2012	Other 2013	Fairmont Sonoma Mission Inn & Spa
	Acquisitions	Acquisitions	Predecessor	Successor	Total
Rooms	$3,732	$12,315	$777	$4,052	$4,829
Food and beverage	2,942	4,512	1,325	7,657	8,982
Other hotel operating expenses	810	1,506	1,037	4,365	5,402
General and administrative	2,339	5,134	550	2,979	3,529
Repairs and maintenance	963	2,312	281	1,031	1,312
Utilities	807	2,099	164	842	1,006
Property taxes, insurance and rent	1,038	2,911	173	1,021	1,194
	$12,631	$30,789	$4,307	$21,947	$26,254

(Dollars in thousands)

	Pre-Acquisition Historical
	Six Months Ended June 30, 2013
		Fairmont Sonoma
	Other 2013	Mission Inn & Spa
	Acquisitions	(Successor)
Rooms	$3,484	$2,281
Food and beverage	1,747	3,963
Other hotel operating expenses	566	2,320
General and administrative	1,482	1,769
Repairs and maintenance	628	679
Utilities	607	471
Property taxes, insurance and rent	1,088	648
	$9,602	$12,131

Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, one to 11 years for furniture, fixtures and equipment and one to 15 years for intangible assets. Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements entered into upon acquisition. The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012

	2012	Other 2013	Fairmont Sonoma Mission Inn & Spa
	Acquisitions	Acquisitions	Predecessor	Successor	Total
Sales and marketing - pre-acquisition historical	$2,573	$6,341	$380	$2,076	$2,456
Sales and marketing - pro forma adjustments	20	869	-	-	-
Sales and marketing - pro forma results	$2,593	$7,210	$380	$2,076	$2,456

Management fees - pre-acquisition historical	$740	$2,147	$100	$845	$945
Management fees - pro forma adjustments	9	(585)	90	(4)	86
Management fees - pro forma results	$749	$1,562	$190	$841	$1,031

Depreciation and amortization - pre-acquisition historical	$2,702	$8,614	$1,024	$1,417	$2,441
Depreciation and amortization - pro forma adjustments	856	1,270	(267)	1,939	1,672
Depreciation and amortization - pro forma results	$3,558	$9,884	$757	$3,356	$4,113

(Dollars in thousands)

	Six Months Ended June 30, 2013
		Fairmont Sonoma
	Other 2013	Mission Inn & Spa
	Acquisitions	(Successor)
Sales and marketing - pre-acquisition historical	$1,565	$1,342
Sales and marketing - pro forma adjustments	(77)	-
Sales and marketing - pro forma results	$1,488	$1,342

Management fees - pre-acquisition historical	$597	$375
Management fees - pro forma adjustments	(280)	34
Management fees - pro forma results	$317	$409

Depreciation and amortization - pre-acquisition historical	$2,563	$937
Depreciation and amortization - pro forma adjustments	382	1,119
Depreciation and amortization - pro forma results	$2,945	$2,056

D.  Acquisition-Related Expenses

Acquisition costs related to our 2012 Acquisitions, aggregating $5.1 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

Acquisition costs related to our Other 2013 Acquisitions, aggregating $0.1 million and $11.3 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012 and six months ended June 30, 2013, respectively. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

Notes to Pro Forma Condensed Consolidated Financial Statements

The Successor incurred acquisition-related expenses of $0.6 million during the year ended December 31, 2012 in connection with its acquisition of the hotel on March 9, 2012. These expenses were included in Other Expenses in its historical financial statements and we have made a pro forma adjustment to remove these expenses as they are not considered recurring in nature. Additionally, acquisition costs of $0.4 million related to the Fairmont Sonoma Mission Inn & Spa transaction are reflected in our historical condensed consolidated statement of operations for the six months ended June 30, 2013. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

E.  Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Year Ended	Six Months Ended
	December 31, 2012	June 30, 2013
2012 Acquisitions	$680	$-
Other 2013 Acquisitions	1,419	395
Fairmont Sonoma Mission Inn & Spa	482	241
	$2,581	$636

F.  Net Income (Loss) from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible for and will not reflect losses to the extent our partners continue to have equity in the investments.

2012 Acquisitions

Based on the hypothetical liquidation at book value method, our pro forma equity in the loss of the Westin Atlanta Venture would have been approximately $0.8 million for the period from January 1, 2012 through the date of acquisition.

Other 2013 Transactions

Income from the Long Beach Venture totaling $1.8 million and $0.7 million is reflected in our historical consolidated statement of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively. We have reflected pro forma adjustments to exclude these earnings from our respective pro forma condensed consolidated statements of operations.

Notes to Pro Forma Condensed Consolidated Financial Statements

G.  Bargain Purchase Gain

A bargain purchase gain of $3.8 million is included in our historical statement of operations for the year ended December 31, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this transaction-related gain in our pro forma condensed consolidated statement of operations, as this is not expected to have a recurring impact on us.

H.  Interest Expense

The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012

	2012	Other 2013	Fairmont Sonoma Mission Inn & Spa
	Acquisitions	Acquisitions	Predecessor	Successor	Total
Interest expense - pre-acquisition historical	$3,708	$10,343	$703	$1,055	$1,758
Interest expense - pro forma adjustments	(618)	(627)	(372)	411	39
Interest expense - pro forma results	$3,090	$9,716	$331	$1,466	$1,797

(Dollars in thousands)

	Six Months Ended June 30, 2013
		Fairmont Sonoma
	Other 2013	Mission Inn & Spa
	Acquisitions	(Successor)
Interest expense - pre-acquisition historical	$3,361	$547
Interest expense - pro forma adjustments	(30)	387
Interest expense - pro forma results	$3,331	$934

I.  (Provision for) Benefit from Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent the (expense) benefit that would have been incurred based on the new entity structure, as applicable (in thousands):

	Year Ended	Six Months Ended
	December 31, 2012	June 30, 2013
2012 Acquisitions	$(101)	$-
Other 2013 Acquisitions	(441)	(29)
Fairmont Sonoma Mission Inn & Spa	(50)	432
	$(592)	$403

J.  Loss (Income) Attributable to Noncontrolling Interests

The combined pro forma adjustment to loss (income) attributable to noncontrolling interest related to our 2012 Acquisitions was $(0.3) million for the year ended December 31, 2012.

The pro forma adjustment to loss (income) attributable to noncontrolling interest related to the Fairmont Sonoma Mission Inn & Spa was $1.8 million and $2.6 million for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively.

Notes to Pro Forma Condensed Consolidated Financial Statements

K.  Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2012.